U.S. SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549


                                       FORM 8-K


                                     CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): September 1, 2005

                                   RMD TECHNOLOGIES, INC.
                     (Exact Name of Company as Specified in Its Charter)

        California                     0-51109                  72-1530833
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)

      308 West 5th Street, Holtville, California                 92250
      (Address of Principal Executive Offices)                 (Zip Code)

       Company's telephone number, including area code:  (760) 356-2039



             Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On September 1, 2005, Arthur De Joya was appointed as the chief financial officer of the Company. Mr. De Joya, age 39, has over 12 years of experience in both public and private accounting mainly working with publicly traded companies. His experience in the private sector includes serving as financial advisor and chief financial officer for various publicly traded companies. From April 2003 to the present, Mr. De Joya has worked as a certified public accountant, first at his firm of De Joya & Company, Inc. and then at De Joya Griffith & Company, LLC, an accounting firm located in Henderson, Nevada. Previously, Mr. De Joya was a partner with L.L. Bradford & Company, LLC, an accounting firm in Las Vegas, Nevada, for approximately 5 years. Prior to L.L. Bradford & Company, LLC, Mr. De Joya was employed with KPMG LLP, working with many large publicly traded companies.

     Mr. De Joya received his B.S. and B.A. degrees from the University of Nevada, Las Vegas and is a Certified Public Accountant licensed in the State of Nevada. He is a member of the American Institute of Certified Public Accountants and Nevada Society of Certified Public Accountants. Mr. De Joya also currently serves as the chief financial officer of GameZnFlix, Inc., another publicly traded and reporting company; he assumed this position in July 2004.

     On September 8, 2005, Mr. De Joya and the Company consummated a consulting services agreement covering his appointment (see Exhibit
10). In his capacity as chief financial officer, he will be an independent contractor for the Company. Under the terms of this agreement, he will be paid a total of $60,000 in the following manner: (a) $2,000 to be paid in cash monthly; and (b) $36,000 to be paid in the form of the Company's common stock. The monthly fee will increase by 10% beginning on each anniversary date of this agreement.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.

                                 SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       RMD Technologies, Inc.



Date: September 13, 2005               By: /s/  Patrick A. Galliher
                                       Patrick A. Galliher, President


                                 EXHIBIT INDEX

Number           Description

10 Consulting Services Agreement between the Company, on the one hand, and De Joya & Company, Inc. and Arthur De Joya, on the other hand, dated September 1, 2005 (filed herewith).

                                 EX-10
                    CONSULTING SERVICES AGREEMENT

                    CONSULTING SERVICES AGREEMENT

     This Consulting Services Agreement ("Agreement"), dated September 1, 2005 is made by and between De Joya & Company, Inc., a Nevada corporation, and its representative Arthur De Joya (collectively referred to as the "Consultant"), whose address is 361 Wiseton Avenue, Las Vegas, Nevada 89123, and RMD Technologies, Inc., a California corporation ("Client"), having its principal place of business at 308 West 5th Street, Holtville, California 92250.

     WHEREAS, Consultant has extensive background and knowledge in the area of federal securities laws and regulations related to financial and accounting issues and accounting knowledge;

     WHEREAS, Consultant desires to be engaged by Client to provide information, evaluation and consulting services to the Client in his area of knowledge and expertise on the terms and subject to the conditions set forth herein;

     WHEREAS, Client is a publicly held corporation and desires to further develop its business; and

     WHEREAS, Client desires to engage Consultant to provide information, evaluation and consulting services to the Client in his area of knowledge and expertise on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration for those services Consultant provides to Client, the parties agree as follows:

1.  Services of Consultant.

     Provide services related to and customary to that of a person serving in Chief Financial Officer position, as well as, services related to Securities and Exchange Commission filings and assist in such filings, and review monthly financial information for the next 12 months commencing on September 1, 2005.

2.  Consideration.

     Client agrees to pay Consultant, as his fee and as consideration for services provided a total of Sixty Thousand Dollars ($60,000.00) in the following manner: (1) Two Thousand Dollars ($2,000.00) to be paid in cash monthly and (2) Thirty Six Thousand Dollars ($36,000.00) to be paid in the form of the Client's common stock. Monthly fee of $2,000 shall be due and payable not later than the fifteenth (15th) of each month, beginning with the first payment due on September 15,
2005.    Such monthly fees shall increase by ten percent (10%)
beginning on each anniversary date of the Agreement. The $36,000 shall accrue ratably on a monthly basis over the next twelve months.

3.  Confidentiality.

     Each party agrees that during the course of this Agreement, information that is confidential or of a proprietary nature may be disclosed to the other party, including, but not limited to, product and business plans, software, technical processes and formulas, source codes, product designs, sales, costs and other unpublished financial information, advertising revenues, usage rates, advertising relationships, projections, and marketing data ("Confidential Information"). Confidential Information shall not include information that the receiving party can demonstrate (a) is, as of the time of its disclosure, or thereafter becomes part of the public domain through a source other than the receiving party, (b) was known to the receiving party as of the time of its disclosure, (c) is independently developed by the receiving party, or (d) is subsequently learned from a third party not under a confidentiality obligation to the providing party.

4.  Late Payment.

     Client shall pay to Consultant all fees within fifteen (15) days of the due date. Failure of Client to finally pay any fees within fifteen (15) days after the applicable due date shall be deemed a material breach of this Agreement, justifying suspension of the performance of the "Services" provided by Consultant, will be sufficient cause for immediate termination of this Agreement by Consultant. Any such suspension will in no way relieve Client from payment of fees, and, in the event of collection enforcement, Client shall be liable for any costs associated with such collection, including, but not limited to, legal costs, attorneys' fees, courts costs, and collection agency fees.

5.  Indemnification.

(a)  Client.

     Client agrees to indemnify, defend, and shall hold harmless Consultant and /or his agents, and to defend any action brought against said parties with respect to any claim, demand, cause of action, debt or liability, including reasonable attorneys' fees to the extent that such action is based upon a claim that: (i) is true,
(ii) would constitute a breach of any of Client's representations, warranties, or agreements hereunder, or (iii) arises out of the negligence or willful misconduct of Client, or any Client content to be provided by Client and does not violate any rights of third parties, including, without limitation, rights of publicity, privacy, patents, copyrights, trademarks, trade secrets, and/or licenses.

(b)  Consultant.

     Consultant agrees to indemnify, defend, and shall hold harmless Client, its directors, employees and agents, and defend any action brought against same with respect to any claim, demand, cause of action, debt or liability, including reasonable attorneys' fees, to the extent that such an action arises out of the gross negligence or willful misconduct of Consultant.

(c)  Notice.

     In claiming any indemnification hereunder, the indemnified party shall promptly provide the indemnifying party with written notice of any claim, which the indemnified party believes falls within the scope of the foregoing paragraphs. The indemnified party may, at its expense, assist in the defense if it so chooses, provided that the indemnifying party shall control such defense, and all negotiations relative to the settlement of any such claim. Any settlement intended to bind the indemnified party shall not be final without the indemnified party's written consent, which shall not be unreasonably withheld.

6.  Limitation of Liability.

     Consultant shall have no liability with respect to Consultant's obligations under this Agreement or otherwise for consequential, exemplary, special, incidental, or punitive damages even if Consultant has been advised of the possibility of such damages. In any event, the liability of Consultant to Client for any reason and upon any cause of action, regardless of the form in which the legal or equitable action may be brought, including, without limitation, any action in tort or contract, shall not exceed ten percent (10%) of the fee paid by Client to Consultant for the specific service provided that is in question.

7.  Termination and Renewal.

(a)  Term.

     This Agreement shall become effective as of September 1, 2005 and shall terminate three (3) years thereafter. Unless otherwise agreed upon in writing by Consultant and Client, this Agreement shall not automatically be renewed beyond its Term.

(b)  Termination.

     Either party may terminate this Agreement on thirty (30) calendar days written notice, or if prior to such action, the other party materially breaches any of its representations, warranties or obligations under this Agreement. Except as may be otherwise provided in this Agreement, such breach by either party will result in the other party being responsible to reimburse the non-defaulting party for all costs incurred directly as a result of the breach of this Agreement, and shall be subject to such damages as may be allowed by law including all attorneys' fees and costs of enforcing this Agreement.

(c)  Termination and Payment.

     Any termination of this Agreement by Client before the expiration of its term shall require a ninety days notice.
Otherwise, termination mutually agreed to by both parties or expiration of this Agreement, Client shall pay all unpaid and outstanding fees through the effective date of termination or expiration of this Agreement. And upon such termination, Consultant shall provide and deliver to Client any and all outstanding services due through the effective date of the termination. Furthermore, upon termination for any reason, the Consultant shall be entitled to the unrestricted shares earned up through the date of termination.

8.  Miscellaneous.

(a)  Independent Contractor.

     This Agreement establishes an "independent contractor" relationship between Consultant and Client. Accordingly, consultant is obligated to render services to Client for a maximum of fifteen
(15) hours per month during the term of the Agreement, which such hours can be performed at any time during each month.

(b)  Rights Cumulative; Waivers.

     The rights of each of the parties under this Agreement are cumulative. The rights of each of the parties hereunder shall not be capable of being waived or varied other than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

(c)  Benefit; Successors Bound.

     This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights, and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their heirs, executors, administrators, representatives, successors, and permitted assigns.

(d)  Entire Agreement.

     This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to this Agreement or the matters described in this Agreement, except as set forth in this Agreement. Any such negotiations, promises, or understandings shall not be used to interpret or constitute this Agreement.

(e)  Assignment.

     Neither this Agreement nor any other benefit to accrue hereunder shall be assigned or transferred by either party, either in whole or in part, without the written consent of the other party, and any purported assignment in violation hereof shall be void.

(f)  Amendment.

     This Agreement may be amended only by an instrument in writing executed by all the parties hereto.

(g)  Severability.

     Each part of this Agreement is intended to be severable. In the event that any provision of this Agreement is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision shall be severed or modified to the extent necessary to render it enforceable and as so severed or modified, this Agreement shall continue in full force and effect.

(h)  Section Headings.

     The Section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(i)  Construction.

     Unless the context otherwise requires, when used herein, the singular shall be deemed to include the plural, the plural shall be deemed to include each of the singular, and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

(j)  Further Assurances.

     In addition to the instruments and documents to be made, executed and delivered pursuant to this Agreement, the parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments and to take such other actions as the requesting party may reasonably require to carry out the terms of this Agreement and the transactions contemplated hereby.

(k)  Notices.

     Any notice which is required or desired under this Agreement shall be given in writing and may be sent by personal delivery or by mail (either a. United States mail, postage prepaid, or b. Federal Express or similar generally recognized overnight carrier), addressed as follows (subject to the right to designate a different address by notice similarly given):

To Client:

Patrick Galliher, President
RMD Technologies, Inc.
308 West 5tf Street
Holtville, California 92250

To Consultant:

De Joya & Company, Inc.
361 Wiseton Avenue
Las Vegas, Nevada 89123

(l)  Governing Law.

     This Agreement shall be governed by the interpreted in accordance with the laws of the State of Nevada without reference to its conflicts of laws rules or principles. Each of the parties consents to the exclusive jurisdiction of the federal courts of the State of California in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

(m)  Consents.

     The person signing this Agreement on behalf of each party hereby represents and warrants that he has the necessary power, consent and authority to execute and deliver this Agreement on behalf of such party.

(n)  Survival of Provisions.

     The provisions contained in paragraphs 3, 5, 6, and 8 of this Agreement shall survive the termination of this Agreement.

(o)  Execution in Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and have agreed to and accepted the terms herein on the date written above.


                                       RMD Technologies, Inc.



                                       By : /s/  Patrick Galliher
                                       Patrick Galliher


                                       De Joya & Company, Inc.



                                       By : /s/  Arthur DeJoya
                                       Arthur De Joya